                                                                   Exhibit 10.19


                            Duplicate of the Contract

                                                       No.



                                  Huarong Plaza


                          ---------------------------

                              House Lease Contract

                          ---------------------------

                         HUARONG BUILDING LEASE CONTRACT

Lessor:  Shanghai Chengda Investment Development Co., Ltd. ("Party A")
Legal Address:  Huarong Plaza, No. 1271 to 1289, Pudong South Road Authorized
Representative: Tel: 58820088 Fax:

Lessee: Shanghai Shanda Networking Co., Ltd. ("Party B")
Legal Address:  M Floor, Puxiang Commercial Plaza, No. 1600 Century
         Road, Shanghai
Authorized Representative:
Tel: 58318669
Fax:


The Parties, pursuant to the provisions of the laws and regulations of the People's Republic of China and the policies and rules of local government of Shanghai, on the basis of free will, equality and mutual benefit, after consulting with each other, hereby agrees to the following concerning the terms and conditions of the lease of the office rooms in Huarong Plaza by Party A to Party B:


ARTICLE I     LEGAL BASIS OF THE RIGHTS AND INTERESTS OF PARTY A

1. Party A has acquired the land use right of Southeast B Pudong South Road and Zhangyang Road in Pudong New District , Shanghai, by means of land use right grant/allocate/transfer/ and has registered the land use right of such plot and obtained the Real Estate Certificate, the number of the certificate : Shanghai FangDiZi No.(2000)1000054, the area: 5733 sq. meters., use: business office

2. Party A has been approved to invest and build Huarong Plaza (provisional name/present name) on the said plot of land. The construction structure of the main building is RC Frame and there will be 27 floors above the ground and 2 floors underground.

3. Said commercial house has satisfied with the conditions of presale according to the provisions of the Shanghai Real Estate Transfer Regulation and the presale of such houses has been approved by Shanghai Administrative Bureau for House and Land Resources (the Number of the presale license:
     Shanghai FangDi No.(2000) WaiXiaoZi 852)

ARTICLE II    INTENTION OF THE PARTIES

The parties to this agreement hereby acknowledge that Party A agrees to put out to lease and Party B agrees to lease the houses as set forth in the following provisions and both parties undertake to abide by the terms and conditions of this contract.


ARTICLE III   LEASED HOUSE AND ITS AREA

1. The house (referred to as "the House" hereafter) is located at Room 2101-2113, and 2206-2211, on the 21st and 22nd Huarong Plaza, No. 1271 to 1289, Pudong South Road in Pudong New District, Shanghai. (See Schedule II to this contract )

2. The area of the house which is put out to lease by Party A and to be used by Party B is 2039.72 sq. meters. (The actual area shall be specified by Shanghai Surveying and Mapping Center for House and Land.) (See Schedule I to this contract.)


ARTICLE IV    USE

1.   The use of the houses leased by Party B shall be limited to office only.

2. Party B shall not alter the use of the houses without previous permission of Party A in writing and approved by relevant authorities during the term of the lease contract.


ARTICLE V     TERM OF LEASE

1. The term of the lease is Three (3) years, namely, from the 20th of May, 2002 to the 19th of May, 2005.

2. On the expiration of the lease contract, Party A shall have the right to take back all the leased houses, and Party B shall return such houses on time. If Party B requires to relet, it shall apply in writing within not less than Two(2) months before the expiration of the lease contract, and sign a new lease contract after the permission of Party A.


ARTICLE VI    THE RENTAL AND ITS PAYMENT

1. The rental of the leased house is US$ 0.32 per sq. meters per day, and the total monthly rental is RMB 161,937.00 Yuan.

2. The rentals shall remain the same in the first two (2) years. And since the third year, the rental shall increase by 3% per year.

3. Party B shall settle the payments of the monthly rental before 20th of each month. And if Party B delays on the payment, it shall pay the overdue interests in an amount equal to 0.8% of the delinquent rental per day.

4. The payments of the rental shall be done on the first working day of each month or before.


ARTICLE VII   OTHER EXPENSES

1. During the term of the lease, no matter whether Party B actually uses the water and electricity, the expenses shall be calculated pursuant to the actual number indicated in the meters.

2. The means and period of time of such payments: pre-pay in the beginning of each month and then settle at the end of each month.

3.   Late interests (omitted)

4.   Application for the telephone (deleted)


ARTICLE VIII  DEPOSIT

1. For the purpose of the performance of this contract, Party B shall at the execution of the contract pay deposit in an amount equal to the two-month rental, namely RMB323,874.00.

2.   There shall be no interests calculated to the deposit.

3. Party B shall not use the said deposit to offset the rentals or any other expenses during the term of this contract.

4. Party A shall return the deposit within one week on the expiration of this contract, after return of the house checked and accepted by Party A and balancing of the fees. If Party B either alters the structure of the house without the permission of Party A or fails to payoff the expenses timely, Party A shall have the right to either ask for compensation by Party B or deduct such amount of money directly from the deposit and then return the residual part of the deposit.


ARTICLE IX    LIABILITY TO REPAIR

1. Party A shall make sure that the house could be safely used during the term of this contract. Party B shall take good care and make reasonable use of the houses leased and the facilities related to. Party B shall be responsible for the repairing or compensations for the damages caused to the houses and the facilities related to due to its misuse of the house.

2. If Party B proposes to rebuild or alter the facilities of the house other than the present fitting-ups and facilities in the house, it shall be permitted by Party A in writing previously. Such rebuilding or alteration shall be operated after the completion of any application procedures which may be needed according to the provisions of the concerned authorities (including the real estate managing organs). Party B shall restitute the house to its previous status on the expiration of the lease contract if there is such requirement in the agreement in writing. Party B shall not damage the structure of the house when it back out the added facilities. The procedures of withdraw of the lease shall be started only after the approval of the check and accept.

3. Party A shall be responsible for the repair of the house except as otherwise provided by the additional agreement of the parties to this contract.

4. Party A shall notify Party B in writing Three (3) days ahead of time when doing any repair of building or any facilities to the house, and Party B shall cooperate and assist fully. Party B shall be responsible for the losses resulting from his interference with the repair by Party A.

5. The Parties do not have to be responsible if there should be any damages to the house or losses to Party B due to any event of force majeure.


ARTICLE X     CONDITIONS FOR ALTERATION AND RESCINDING OF THE CONTRACT

1. The contract shall not be altered or rescinded during the term of the lease unless in cases of the followings:

     1) The parties agree after consulting with each other that in case of some special reasons that Party A may take back the house in advance or that Party B may withdraw the whole or part of the house in advance;

     2) Party B breaches this contract and do not rectify within three (3) days after Party A has pointed it out;

     3) The houses and the facilities related to are damaged due to force majeure, and therefore this contract could no longer be performed;

2. The party who requires altering or rescinding the contract should notify the other party when there is such alteration or rescission. The party shall be responsible for compensation if there are any losses caused to the other Party due to the alteration or rescission of this contract unless it could be exempted according to the 1.3 of Article X of this contract.


ARTICLE XI    LIABILITIES OF PARTY B

1. Party A shall have the right to terminate this contract and take back the house if Party B behaves as the followings during the term of lease. In such cases, Party B shall also compensate for the losses caused to Party A if there is any:

     1) Sublease, transfer, lend or exchange of the house without the written permission of Party A.

     2) Alteration of the structure of the house or damages to the house without the permission in writing of Party A, and fail to rectify and remedy such alteration or damages in a period of time specified in the written notice by Party A.

     3) Change of the use of the house without permission or make illegal use of the house;

     4)   Defaulting the rentals over two (2) months;

     5) Other situations that Party A may be entitled to take back the house due to Party B's fault pursuant to the provisions of laws and regulations.

2. Party B shall, if it delays on settle the fees for the water and electricity, pay the overdue interests in an amount equal to 0.5% of the said fees per day during the term of this contract. If the delay continues over one (1) month, Party A shall have the right to stop providing or allowing use of the water and electricity, and any results incurred hereby shall be borne by Party B.

3. During the term of this contract, if Party B withdraws the lease halfway without the permission of Party A, such withdrawal shall be considered to be a material breach of the contract. Party A may deduct from the deposit and have the right to recourse otherwise if the deposit is not enough to compensate the losses and expenses.

4. Party B shall return the house immediately on the expiration of the lease contract. If Party B delays on returning the house, it shall pay the liquidated damages in an amount equal to three (3) times as the delinquent rental per day.


ARTICLE XII       LIABILITY OF PARTY A

1. If Party A fails to deliver the house to Party B for use on the date agreed in the contract, Party A shall pay liquidated damages in an amount of 0.8% of the delinquent rental per day to Party B. And if the delay continues over thirty (30) days, Party A shall be considered to fail to perform this contract. Furthermore, if such liquidated damages are not enough to compensate the losses of Party B, Party A shall also compensate other losses additionally besides the said liquidated damages.

2. Party A shall be responsible for the compensation of the property losses or personal damages caused to Party B as a result of the damages of the house due to Party A's failure of timely performance of the obligations of repair hereunder during the term of this contract.

3. During the term of this contract, if Party A rescind the contract without permission in the cases other than those provided in the Article 1 of
     Article XI of this contract, and take back the house, it shall pay liquidated damages in an amount equal to three (3) times as the monthly rentals, and furthermore, if such liquidated damages are not enough to compensate the losses of Party B, Party A shall also compensate other losses additionally besides the said liquidated damages.

4. Party A shall be responsible for all the consequences if it fails to register this contract to the government authorities for administration of real estate transaction in accordance with relevant regulations after the execution of this contract by the parties.


ARTICLE XIII   OTHERS

1. This contract will become effective after the registration and acquiring of House Leasing Certificate. Party A shall be responsible for handling the procedures of registration of alteration or termination within a period of fifteen (15) days after such alteration or termination on behalf of the parties, should there be any alteration or termination of this contract after the contract takes effect.

2. The parties may sign supplementary clauses additionally after consulting with each other. However, the supplementary clauses shall be pursuant to the provisions of the house leasing regulations of the state and the local government. The supplementary clauses and schedules are an integral part of this contract. The contract and the supplementary clauses, as well as the words filled in the blanks in the Schedules to this contract and letterpress printing shall have the same effect.

3. The parties are capable of civil acts and are clear to their respective rights, obligation and duties on the execution of this contract. The parties are willing to perform the contract strictly in accordance with the provisions of this contract. If one party breaches the contract, the other party shall have the right to claim for compensation in accordance with this contract.

4. The parties shall try to settle through negotiations with each other any dispute arising out of the performance of this contract, or submit the dispute to Shanghai Arbitration Commission for arbitration if such negotiation fails.

5. There are four counterparts for this contract (including schedules), among which, one each for Party A and Party B, one for Shanghai administrative authorities for real estate transaction and one for other relevant authorities. All the counterparts shall have the same legal effect.

Party A:                                          Party B:

Legal Representatives:                            Legal Representatives

Signature:                                        Signature:

Date: 15th of April, 2002

Place:

                              SUPPLEMENTARY CLAUSES

I. The property management expenses for the real estate shall be US$ 3 per sq. meters per month (including the expenses for the central air conditioning). The central air conditioning is available twenty-four (24) hours per day for the whole year. (This clause applies to the 21st floor only.)

II. Party A shall not refuse the fitting-up requirements put forward by Party B if such fitting-ups will not interfere with the safety of the structure of the house, the fire controlling or the lines layout.

III. According to the provisions of Section 3 of Article XI, the maximum amount of compensation by Party B shall not exceed the amount of 3-month rentals (including the deducted deposit).







PARTY A                                           PARTY B



SEAL AND SIGNATURE                                SEAL AND SIGNATURE

                          LEASED HOUSE DELIVERY LETTER

On the date of the fourth of June, 2002, the parties checked and accepted and thereafter made delivery of the Room 2102-2113, and 2206-2211. Hereby the parties make the following acknowledgements:

1. The house leasing by Party A to Party B is Rooms 2101-2113 and 2206-2211. The actual area of the house is 2035.21 sq. meters as measured by Shanghai Surveying and Mapping Center for House and Land, which is recognized by Shanghai Administration Bureau for House and Land Resources. The number of the Real Estate Certificate of such newly constructed commercial houses:
      Shanghai FangDiShiZi No.(2002) 02467.

2. The rental of the leased house is US$ 0.32 per sq. meters per day, and the total monthly rental is RMB 161,579.00 Yuan.

3. This Delivery Letter shall come into effect on the execution of the parties.






PARTY A                                           PARTY B



SEAL AND SIGNATURE                                SEAL AND SIGNATURE



DATE:                                             DATED:

         LIST of the CALCULATION OF THE CONSTRUCTION AREA OF EVERY HOUSE

Position:                                                      schedule 3 page 1


                             sq. meters     the received ratio of the room

                                            THE BUILDING AREA    THE COEFFICIENT
          FLOOR              ROOM NUMBER       IN THE ROOM        OF APPORTION     COMMUNAL AREA   BUILDING AREA
------------------------     -----------    -----------------    ---------------   -------------   -------------
The first floor
underground                    garage                                                                 2829.32
                           ----------------------------------                      -----------------------------
The second floor
underground                    garage                                                                 2542.46
                           ----------------------------------                      -----------------------------
            1                                     565.44           0.159780097         90.35           655.79
            2                                    2455.82                              392.39          2848.21
            3                                    2455.82                              392.39          2848.21
            4                                    2271.19                              362.89          2634.08
            5                                    2281.70                              364.57          2646.27
                                                --------                                             --------
                              subtotal          10029.97                                             11632.56
                           ----------------------------------                      -----------------------------
            6                                    1130.04           0.103983105        117.51          1247.55
            7                                    1238.78                              128.81          1367.59
            8                                    1253.02                              130.29          1383.31
            9                                    1253.02                              130.29          1383.31
         10 - 20                                 1253.02                              130.29          1383.31
           21                                    1252.48                              130.24          1382.72
           22                                    1252.36                              130.22          1382.58
           23                                    1250.66                              130.05          1380.71
           24                                    1247.03                              129.67          1367.70
           25                                    1238.78                              128.81          1367.59
           26                                    1111.26                              115.55          1226.81
           27                                    1111.26                              115.55          1226.81
                                                --------                                             --------
                              Subtotal          27121.91                                             29942.13
                           ----------------------------------                      -----------------------------
The second floor on the
roof                          Reservation                                                              749.50
                           ----------------------------------                      -----------------------------
The third floor on the
roof                          Reservation                                                              812.66
                           ----------------------------------                      -----------------------------
The fourth floor on the
roof                          Reservation                                                              797.93
                                                                                                     --------
                              Subtotal                                                                2360.09
                           ----------------------------------                      -----------------------------
          Total               House                                                                  49306.56
                                                                                                     --------


Calculator:       Inspector:                                       Mar. 18, 2002